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                                  BIGMAR, INC.
                             STOCK OPTION AGREEMENT
                          UNDER 1996 STOCK OPTION PLAN
                             INCENTIVE STOCK OPTION

                                       __, 1996


         AGREEMENT entered into by and between Bigmar, Inc., a Delaware corporation with its principal place of business at _________________________ (the "Company"), and the undersigned officer of the Company (the "Optionee").

         A. The Company desires to grant the Optionee an incentive stock option under the Company's 1996 Stock Option Plan (the "Plan") to acquire shares of the Company's Common Stock, $.001 par value per share (the "Shares").

         B. The Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

         ACCORDINGLY, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Optionee hereby agree as follows:

         1. Grant of Option.

         The Company hereby grants to the Optionee an incentive stock option (the "Option") to purchase all or any part of an aggregate of the number of Shares shown at the end of this Agreement on the terms and conditions hereinafter set forth. This option is intended to be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Purchase Price.

         The purchase price ("Purchase Price") for the Shares covered by the Option shall be $____ per Share.

         3. Time of Exercise of Option.

         The Option shall vest in [five] equal installments of _____ shares each, the first commencing upon the consummation of the initial public offering of the Company's securities pursuant to a certain Registration Statement on Form S-1 file No. 333-3830 (the "Offering") and the second, third, [fourth and fifth] commencing on the first, second, [third and fourth] anniversary dates of the Offering. To the extent the Option is not exercised by the Optionee when it becomes exercisable, it shall not expire, but shall be carried forward and shall be exercisable for a period of



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five (5) years following the date of vesting, provided, however,that no partial exercise of an Option shall be for less than one hundred (100) full Shares.

         4. Term of Option; Exercisability.

         (a) Term of Option.

                    (i) Each Option shall expire five (5) years from the date of vesting, except (a) as otherwise provided pursuant to the provisions of Section 11(d)(i) of the Plan, and (b) for earlier termination as herein provided.

                    (ii) Except as otherwise provided in this Section 4, an Option granted to any grantee whose employ-ment, by the Company or any of its subsidiaries, is terminated, shall terminate on the earlier of
                              (i) ninety (90) days after the date such grantee's employment, for the Company or any such subsidiary, is terminated, or (ii) the date on which the Option expires by its terms.

                    (iii) If the employment of a grantee is terminated by the Company or any of its subsidiaries for cause or because the grantee is in breach of any employment agreement or because the grantee voluntarily terminates such employment, such Option will terminate on the date the grantee's employment is terminated by the Company or any such subsidiary, unless the Board determines, at the time of such option, to extend such option for a specified period (but not beyond the period described in Section 4(a)(ii)).

                    (iv) If the employment of a grantee is terminated by the Company or any of its subsidiaries because the grantee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the ear-lier of (i) one (1) year after the date such grantee's employment, by the Company or any such subsidiary, is terminated, or (ii) the date on which the Option expires by its terms.

                    (v) In the event of the death of any grantee, any Option granted to such grantee shall terminate one
                              (1) year after the date of death, or on the date on which the Option expires by its terms, whichever occurs first.


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         (b) Exercisability.

                    (vi) An Option granted to a grantee whose employment, by the Company or any of its subsidiaries, is terminated, for whatever reason, including, without limitation, death or disability, shall be exercisable only to the extent that such Option has accrued and is in effect on the date such grantee's employment, by the Company or any such subsidiary, is terminated.



         5. Manner of Exercise of Option.

         (a) To the extent that the right to purchase shares under an Option has accrued and is in effect, Options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares as provided in Section 9(a) of the Plan. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the Option at such time, during ordinary business hours, after thirty (30) days but not more than ninety (90) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the Option unless otherwise required by Section 17 of the Plan.

         (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Option.

         6. Non-Transferability.

         The right of any Optionee to exercise any Option granted to him or her shall not be assignable or transferable by such grantee other than by will or the laws of descent and distribution, or the rules thereunder, and any such Option shall be exercisable during the lifetime of such grantee only by him or her. Any Option granted under the Plan shall be null and void and without effect upon the bankruptcy of the grantee to whom the Option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such Option.


                                       -3-


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         7. Representation Letter and Investment Legend.

         (a) In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), upon any date on which the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", so-called, as described in
Exhibit 1, upon any certificate for the Shares issued by reason of such exercise.

         (b) The Company shall be under no obligation to qualify the Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purposes of covering the issue of the Shares.

         8. Adjustments on Changes in Capitalization.

         Adjustments on changes in capitalization and the like shall be made in accordance with the Plan, as in effect on the date of this Agreement.

         9. No Special Employment Rights.

         Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Optionee for the period within which this Option may be exercised. However, during the period of the Optionee's employment, the Optionee shall render diligently and faithfully the services which are assigned to the Optionee from time to time by the Board or by the executive officers of the Company and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company.

         10. Rights as a Stockholder.

         The Optionee shall have no rights as a stockholder with respect to any Shares which may be purchased by exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Optionee.

         11. Withholding Taxes.

         Whenever Shares are to be issued upon exercise of this Option, the Company shall have the right to require the Optionee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. The Company may agree to permit the Optionee to withhold Shares purchased upon exercise of this Option to satisfy the above-men-

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tioned withholding requirement; provided, however, no such agreement may be made by an Optionee who is an officer or director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, except pursuant to a standing election to so withhold Shares purchased upon exercise of an Option, such election to be made in the form set forth in Exhibit 2 hereto and to be made not less than six (6) months prior to the date of such exercise. Such election may be revoked by the Optionee only upon six (6) months prior written notice to the Company.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, and the Optionee has hereunto set his or her hand, all as of the day and year first above written.

                                         BIGMAR, INC.


                                         By:____________________________________
                                               Title:


                                         OPTIONEE

                                         _______________________________________
                                         Name:

                                         _______________________________________

                                         _______________________________________
                                                         Address

                                         _______________________________________
                                                  Social Security Number

                                         _______________________________________
                                                     Number of Shares

                                                           $
                                         _______________________________________
                                                Purchase Price Per Share


                                         _______________________________________
                                                    Expiration Date


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                                    EXHIBIT 1

                            TO STOCK OPTION AGREEMENT


Gentlemen:

         In connection with the exercise by me as to       shares of Common
Stock, no par value per share (the "Common Stock" or the "shares"), of Bigmar, Inc. (the "Company") under the incentive stock option agreement dated _____ __, 1996, granted to me under the 1996 Stock Option Plan, I hereby acknowledge that I have been informed as follows:

         1. The Common Stock of the Company to be issued to me pursuant to the exercise of said option have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and accordingly, must be held indefinitely unless such shares are subsequently registered under the 1933 Act, or an exemption from such registration is available.

         2. Routine sales of securities made in reliance upon Rule 144 under the 1933 Act can be made only after the holding period and in limited amounts in accordance with the terms and conditions provided by that Rule, and in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the 1933 Act will be required.

         3. The Company is under no obligation to me to register the shares or to comply with any such exemptions under the 1933 Act.

         4. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

         In consideration of the issuance of certificates for the shares to me, I hereby represent and warrant that I am acquiring such shares for my own account for investment, and that I will not sell, pledge or transfer such shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the 1933 Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the shares to be issued to me, and to all certificates issued hereafter representing such shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

                  "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and were acquired by the registered holder, pursuant to a representation and warranty that such holder was acquiring such shares for his own account and for investment, with no intention


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                  to transfer or dispose of the same, in violation of the
                  registration requirements of the Act. These shares may not be sold, pledged, or transferred in the absence of an effective registration statement under the Act, or an opinion of counsel, which opinion is reasonably satisfactory to counsel to the Company, to the effect that registration is not required under the Act."


         I further agree that the Company may place a stop order with its Transfer Agent, prohibiting the transfer of such shares, so long as the legend remains on the certificates representing the shares.


                                                     Very truly yours,


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                                    EXHIBIT 2
                            TO STOCK OPTION AGREEMENT


Gentlemen:

         The undersigned Optionee hereby elects and agrees that, whenever the undersigned exercises a stock option (including any options which now or may hereafter be granted), the Company shall withhold from the shares issuable upon such exercise, such number of shares as is equal in value to the federal and state withholding taxes due upon such exercise. The undersigned further acknowledges and agrees that this election may not be revoked without six (6) months prior written notice to the Company.


                                         OPTIONEE:

                                         _______________________________________
                                                      Signature

                                         Name:__________________________________
                                                      (Printed)

                                         _______________________________________
                                                 Social Security Number


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